Exhibit 99.1

Promoting Active and Healthy Lifestyles Merrill Lynch 1-on-1 Conference Boston, MA December 2008 120308

Important Information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Expanding our snack portfolio Walnut Growers Cooperative 1912 2004 IPO Nasdaq: DMND 2005 2008 Acquisition 1990s Culinary Nut Launch

Snack Nuts Trail Mixes Produce Snacks Popcorn Brands Consumers Value and Trust Culinary & Baking Nuts In-Shell Nuts Ingredient/ Food Service Retail

Net Sales Focus on Long-Term Growth FY Ended July 31 '03 '04 '05 '06 '07 '08 '09 guidance 308.45 359.7 462.5 477.2 522.6 531.492 600 $ Millions 12% CAGR EPS $ / Share FY Ended July 31 '06 '07 '08 '09 guidance 0.47 0.53 0.91 1.235

Favorable Consumer Trends Simple / Less-Processed Natural / From the Earth Nutrient / Vitamin-Rich Healthy Source of Protein and Fat High Energy Food Promoting Active and Healthy Lifestyles Nuts & Snacks

Retail Market Opportunity Sources: Euromonitor, IRI, AC Neilsen and Company Estimates Snack Nuts Produce Snacks, Seeds, Trail Mix Culinary Nuts Well recognized brand High potential category Similar positioning as Emerald High Traffic Area of Store On Trend Category Stable, Mature Market 45+ Demographic Category total 24.7 Snack 5.3 $30B Snack Total 2007 0.9 1.5 2.9 0.9 $0.9B $1.5B $0.9B $6.2B Snack Nuts & Popcorn vs. Snacks Popcorn Growing Faster than Overall Snack Market Underdeveloped Younger Demographic $2.9B

Culinary Nut Leader Net Sales Market Share Sales 2003 113 2004 142 2005 164 2006 189 2007 207 2008 240 Source: AC Nielsen 11/08 Share Diamond 0.302 Planters 0.064 Fisher 0.024 Private Label 0.249 $ Millions $ Share 16% CAGR 4x Larger Than #2 Brand

Growing Snack Nut Presence Source: AC Nielsen 11/08 Grow Share Share Planters 0.353 Private Label 0.336 Emerald 0.058 All Others 0.253 $ Share Expand Category 77% of Emerald's Sales are Incremental to Category new buyer categ exp brand shift East 35 42 23 Brand Shifting Category Expansion New Buyers

Strong Popcorn Position Salty Snack Category Sales Popcorn Category Sales Sales Potato Chips 2670 Tortilla Chips 1951 Nuts 1638 Pretzels 638 Popcorn-unpopped 562 Puffed Cheese 534 Corn Chips 336 Sales Orville Redenbocker 226.9 Pop Secret 133.7 Private Label 82.4 Act II 53.4 Jolly Time 36.2 Smart Balance 10.1 Jiffy Pop 5.7 $ Millions - US Food Stores $ Millions - US Food Stores #2 Player with 23% share Source: AC Nielsen 07/08 Source: AC Nielsen 11/08

Brand Demographics Salty Snacks Emerald Planter's Diamond 25 - 34 133 91 72 67 35 - 44 126 96 89 77 45 - 54 140 94 126 118 55 - 64 156 100 174 164 65+ 110 96 185 267 Quality Choice for Culinary Consumers Natural Choice for Younger Snackers Diamond Emerald Salty Snacks Planters Source: NPD 2-Year Snacking Study 12/06 Consumption by Age Group Index of Snacking Occasions to Total Population

Diamond Brand Development Sponsorships & Promotions Content

Emerald Brand Development National Advertising Online Sponsorships Partnerships Source of Natural Energy

Pop Secret Brand Development Coupon Offerings Synergistic Advertising Movie Promotion Strategic Sponsorships Synergistic Partnerships User-Generated Content Magazines/Print Pop Secret Films Radio Promotion

Retail 19% CAGR '03-'08 Focus on Retail Sales Growth Retail Non 2003 153.8 154.65 2004 187.5 172.18 2005 228.5 234 2006 274.9 202.3 2007 333.1 189.5 2008 370.4 161.1 2009 guidance 478 122 Retail $ Millions Fiscal Year Ended July 31

FY 2005 FY 2008 Mix Shift to Retail Helping Margins Total Sales: $463 Million Total Sales: $531 Million Ingredient/FS 51% Retail 49% Ingredient/FS 30% Retail 70% + 610 bps Gross Margin Opportunities for Additional Margin Expansion Input Cost Normalization Production and Distribution Efficiencies SG&A Leverage Continued Rationalization of Non-Strategic Business Ret Non East 49 51 23 Ret Non East 69.7 30.3 23 (12)% CAGR +17% CAGR

Long-Term Financial Targets 2008 2011 Targets Net Sales Growth 2% 6% - 8% CAGR Operating Income Margin 4.5% ~ 10% EPS Growth 72% 40% - 50% CAGR Retail 14% - 18% CAGR Snack $200M - $250M Culinary ~ 5% CAGR In-Shell < 3% CAGR Gross Profit Margin 16.6% ~ 20% Sales Growth Includes:

Rapid Snack Growth Since Launch '03 '04 '05 '06 '07 '08 '09 guidance 0.4 7 22 41 80 88.6 180 FY Ended July 31 $ Millions Snack Sales 2009 includes:

Snack Growth Levers FY '07 FY '11 $80M $200M - 250M Snack Sales Increase Velocity of Products in Distribution Fill Out Distribution in Existing Channels Introduce New Products Expand Distribution to New Channels Non-Linear Sales Growth Introduction Costs Often Contra Revenue Frequently Realized Before Sales Generation Ongoing Product Lifecycle Management Competitive Environment Investment / Timing Considerations

Building a Platform for long-term Growth External (Acquisition) Growth Internal "Organic" Growth 2011 snack sales target is $200-250 million

Pop Secret Overview Introduced in 1985 #2 position in grocery with a 23% market share Increased penetration and buy rate since 2004 Products cater to consumer trends: Health & Wellness Convenience Taste Acquisition closed Sept 15 New television campaign began October

Diversified Product Mix Pop Secret offers a variety of SKUs Regular "Better-For-You" Note: SKU counts and sales numbers do not include Foodservice and International. 20 SKUs (61% of total) Butter Extra Butter Movie Theatre Butter Homestyle Kettle Corn Cheddar Assorted 13 SKUs (39% of total) Light Butter 94% Fat Free Butter Homestyle Kettle Corn

Microwave Popcorn Is a High Penetration Category Within Salty Snacks FY 2007 Percent Household Penetration in the U.S. Source: ACNielsen, Consumer Facts 2007. (% Penetration)

History of Successful Innovation Innovations focus on adapting to consumer demands Low Fat/Low Calorie Options Whole Grain High Fiber Health Convenience Taste Key Consumer Trend Fit with Trend Snack Size Servings Fresh, Easy-Prep Snack Indulgence Variety

Significant Distribution with Familiar Customers

Innovation Brands Platform for Long-Term Growth

Appendix

Global Nut Supply


Hazelnuts
Walnuts 0
Almonds
Macadamias
Peanuts
Pecans
Macadamias
Brazils
Walnuts 0
Brazils &
Cashews
Pine Nuts &
Hazelnuts
Almonds
Cashews
Walnuts
Hazelnuts
Pine Nuts
0
Pine Nuts
Cashews
0
Cashews
Cashews
Macadamias
Pecans &
Macadamias
O Walnuts
Cashews
Brazils
Hazelnuts
Pecans
Almonds
Macadamias
Pine Nuts
Peanuts

28

Broad Retail Presence Cul & Inshell Grocery 118.5 Club 133.6 Mass Merch 40.6 Diamond Brand Retail Distribution Channels Mass Merch 14% Club 46% Grocery 40% Established Premium Brand in Grocery Fast growth in Value channels Strong Historical Relationships Source: TTM Q1 Fiscal 2009 Diamond Culinary and In-Shell Net Sales 21% CAGR '03-'08 25% CAGR '03-'08 4% CAGR '03-'08

Margin & Profit Improvement Strong Balance Sheet and Cash Flow Attractive Valuation Financial Summary $ Millions, Except per share and % 2006 2007 2008 2009 Guidance Total Net Sales Snack Retail $477 $41 $275 $523 $80 $333 $531 $89 $370 $585-615 $175-185 +27-31% Gross Margin 13.7% 15.0% 16.6% +150-200 bp Operating Margin 1.5% 2.4% 4.5% na EPS (1) $0.47 $0.53 $0.91 $1.20 - $1.27 Balance Sheet Cash Long-Term Debt Debt / Equity $36 $20 18% $34 $20 16% $74 $20 14% na na na Other Dividend per Share PEG $0.09 -- $0.12 -- $0.18 0.7 na na Fiscal Year Ended July 31 FY2009 EPS guidance excludes one-time items

Promoting Active and Healthy Lifestyles